Exhibit 99.2

Investor Presentation March 1, 2018

This presentation may contain projections or other forward - looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward - looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward - looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our ability to accurately measure and monetize the level of offline store level traffic attributable to an online digital campaign conducted on our sites, (iii) our business depends on strong brands, and failing to maintain and enhance our brands would hurt our business, (iv) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (v) if we are unable to continue to develop solutions that generate revenue from advertising and other services delivered to mobile devices, our business could be harmed, (vi) our businesses could be negatively affected by changes in Internet search engine and app store search algorithms and email marketing policies, SAFE HARBOR (vii) we face intense competition in our markets. If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenue and results of operations could be adversely affected, (viii) our transactions business is dependent on third - party participants, whose lack of performance could adversely affect our results of operations, (ix) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (x) we may be subject to legal liability associated with providing online services or content, (xi) we may be unable to continue to use the domain names that we use in our business, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks, and (xii) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward - looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. This presentation includes certain “Non - GAAP financial information”. A reconciliation of such information to the most directly comparable GAAP financial measure can be found documents we file from time to time with the Securities and Exchange Commission. 2 © 2018 XO Group Inc. All Rights Reserved.

Our mission is to help people navigate and truly enjoy life’s biggest moments, together. Our family of multi - platform brands guide couples through transformative life stages, from getting married, to moving in together and having a baby. Bevin — Marketing Ivan — Investor Relations Fan — Designer Ashley — Local Sales © 2018 XO Group Inc. All Rights Reserved.

OUR BRANDS

Founded in 1996 with ~21 Million Monthly Average Unique Visitors*

~90%
of revenue*



the knot

#1 in Weddings



theBUMP

Growing Player in Baby Category



gigmasters

Transactional Marketplace for Entertainment

*YTD 12/31/17 Unique Visitor Source: comScore Multi Platform; The Knot revenue includes revenue from ancillary brands
Photos From Left To Right: Jessica OH; Raising Roberts; Thayer Allyson Gowdy; Joseph Lin Photography

© 2018 XO Group Inc. All Rights Reserved.

4

U.S. WEDDING MARKET

~$100B	WEDDING INDUSTRY MARKET SIZE*
~500K	LOCAL WEDDING VENDORS**
~1.8M	ANNUAL WEDDING EVENTS
~160	AVG # WEDDING GUESTS PER EVENT
~$33K	AVG COST OF A WEDDING***
~$10B+	REGISTRY INDUSTRY MARKET SIZE*

Average $ Spent on Top 7 Professional Vendor Categories in 2017



$15,163
$4,019
$2,630
$2,379
$1,988
$1,912
$1,231
Venue
Band
Photo
Florist
Event/ Wedding Planner
Video
DJ

* United States Census Bureau American Community Survey and The 2017 The Knot Market Intelligence Annual Real Weddings Survey; includes day-of wedding vendors, jewelry, registry, honeymoon and other categories;
** XO Group estimate;
***Includes engagement ring, but does not include honeymoon

© 2018 XO Group Inc. All Rights Reserved.
5

THE KNOT: LEADING TWO-SIDED WEDDING MARKETPLACE

Our two-sided marketplace provides critical planning and booking information to couples, guest, local pros and partners.

COUPLES + GUESTS

~¾ of all couples planning a wedding*

Millions of guests

Helping couples plan their perfect day

- Inspiration
- Planning tools
- Comprehensive local marketplace
- Guest management tools

PROS + PARTNERS

27,000 Paying Local Partners

30+ registry and commerce Transactional Partners

Hundreds of endemic and non-endemic National Partners

Helping our business partners grow

- Access to qualified audience
- Customer insights
- Marketing tools
- Business insights

*couples planning a wedding in the United States based on XO estimates

© 2018 XO Group Inc. All Rights Reserved.
6

WHAT MAKES US A MARKET LEADER?

- 20+ years of planning experience
- > 90% brand awareness
- #1 Instagram in the wedding space (~1.3M followers)
- ~300K local wedding vendors on our platform
- #1 visited wedding site with 11M average monthly unique visitors; more than our next 8 competitors
- #1 Wedding App; 1M downloads in 2017

> "I don't know how I would have planned my wedding without The Knot. Having everything in one place is a game changer."
>
> SARAH P.
> Kansas City, MO

Brand awareness based on internal research; Instagram followers as of 2/7/18; average monthly unique visitor source for FY 2017: comScore Multi Platform; vendors on our platform as of 12/31/17; 4-star planner app apple store as of 2/7/18

© 2018 XO Group Inc. All Rights Reserved.
7

TOP RATED PRODUCTS: INSPIRATION AND PLANNING Serving more couples and their guests Personalized Inspiration ¾ of couples planning a wedding are on our platform* Planning Tools 1 million+ Planner App downloads in 2017 Comprehensive Local Marketplace ~300K* local wedding professionals in our marketplace Guest Management And Experience Hundreds of thousands of Wedding Websites created *couples planning a wedding in the United States based on XO estimates 8 © 2018 XO Group Inc. All Rights Reserved.

MARKETING AND BUSINESS TOOLS FOR PARTNERS *couples planning a wedding in the United States based on XO estimates 9 © 2018 XO Group Inc. All Rights Reserved. Local Wedding Professionals (“pros”) ● Access to ¾ of couples getting married ● Customer insights (wedding style, date, budgets and more) ● Dynamic storefronts (e.g. pricing, reviews) and other marketing tools ● Storefront performance analytics Transactional Partners ● Access to ¾ of couples getting married via registry creation services and commerce offerings ● Access to millions of guest ● Performance analytics National Online Partners ● Access to a large, highly engaged, millennial audience ● Native/custom content services ● Ad performance analytics

LARGE OPPORTUNITY WITH ROOM TO GROW ~500K Vendors ~150M Gifts Local Transactions XO 10 © 2018 XO Group Inc. All Rights Reserved. ~$115B National based on internal estimates; national advertising total market based on US digital advertising spend forecast by statista XO XO

© 2017 XO Group Inc. All Rights Reserved. 11 ATTRACTIVE BUSINESS MODEL

FINANCIAL HIGHLIGHTS

1

SOLID FOUNDATION

Growth businesses (local + transactions): 66% of 2017 revenue and increased 13% year-over-year

National online + Publishing & other: Profitably managing through the challenges of industry decline

High gross margins and stable adjusted EBITDA margins: Mid-90s gross margins and high teens adjusted EBITDA margins

Cash balance: $106M

No debt

2

MEASURED CAPITAL ALLOCATION

Balance of:

Internal investments

Responsible strategic transactions

Share repurchases

3

LARGE GROWTH OPPORTUNITIES

XO total revenue: ~$89 per wedding vs marketing spend of thousands of dollars per wedding *

Local online: ~5% of local wedding pros advertise with The Knot

Transactions: Facilitating a small percentage of total gift purchases market

© 2018 XO Group Inc. All Rights Reserved.
12

*2017 revenue; based on internal estimates

2013 – 2017 EXECUTION & FOCUS Dollars in Millions 2013 TOTAL REVENUE $134MM 2013 REVENUE 20% Adj. EBITDA Margin MERCHANDISE $18 PUBLISHING $26 NATIONAL ONLINE $27 2017 TOTAL REVENUE $161MM 2017 REVENUE 18% Adj. EBITDA Margin PUBLISHING $18; (12%) y/y NATIONAL ONLINE $37; (4%) y/y 11% 32% 43% 66% Increase in % of business with healthy growth opportunities LOCAL ONLINE $54 TRANSACTIONS $8 Manage for profit, not growth Reduction in % of business facing challenges 13 © 2018 XO Group Inc. All Rights Reserved. TRANSACTIONS $27; +19% y/y 2014 2015 2016 17% Adj. EBITDA Margin 21% Adj. EBITDA Margin 21% Adj. EBITDA Margin $144MM $142MM $152MM LOCAL ONLINE $78; +12% y/y

PERFORMANCE: LOCAL ONLINE Key Performance Indicators 14 © 2018 XO Group Inc. All Rights Reserved. Trailing Twelve Month Vendor Count (000) Trailing Twelve Month Average Vendor Spend Vendor Count Ending (000) Trailing Twelve Month Retention Rate

Traffic Up in the majority of our services Conversion Flat across the majority of our services Average Order Value Slightly down across the majority of our services Take Rate Up in our registry creates services; flat for the majority of our other offerings 2017 PERFORMANCE: TRANSACTIONS Key Performance Indicators 15 © 2018 XO Group Inc. All Rights Reserved. TRANSACTIONS BY REVENUE TYPE 1 1

16 DELIBERATE INVESTMENTS INTO THE COMPANY AT STEADY MARGINS *2017 Adj EBITDA includes elevated G&A spend of $3M © 2018 XO Group Inc. All Rights Reserved.

CAPITAL ALLOCATION PRIORITIES $106 million in Cash, $0 debt INTERNAL INVESTMENTS 2017 ending headcount 741 vs ~629 at the end of 2013 (excluding merchandise) 2013 – 2017 ~$25 million in M&A and Investments 2013 – 2017 repurchased ~$28 million in stock (~$12Million remaining authorization) RESPONSIBLE STRATEGIC TRANSACTIONS SHARE REPURCHASE 17 © 2018 XO Group Inc. All Rights Reserved.

LARGE GROWTH OPPORTUNITIES © 2017 XO Group Inc. All Rights Reserved. 18

LOCAL ONLINE INITIATIVES Evolving Our Sales Organization High Velocity Sales Organization Driving More Business To Our Vendors 19 © 2018 XO Group Inc. All Rights Reserved. 27K ~500K Vendors ● Growing our inside sales and retention teams ● Investing in best - in - class sales training and development for sales organization ● Launching features to improve marketing opportunities ● Providing richer storefront experiences that increase quality and value of leads

TRANSACTIONS INITIATIVES Optimizing Revenue - generating 3rd Party Products/Services Facilitating connections between our couples and services providers (invitations, reception decor, hotel room blocks and more ) Continuing To Enhance Our Registry & Newlywed Fund (Cash Registry) Offerings Connecting our couples with the right registry solution for them Strengthening Our Wedding Website Products Providing couples tools to make it easier for them to connect with their guests 20 © 2018 XO Group Inc. All Rights Reserved. ~150M Gifts

$MM FY 2017 LONG TERM TARGET MODEL Net Revenue Y/Y Growth 6% Double digit growth Gross Margin % 93% 90 - 95% Adj. EBITDA Margin % 18% 20% LONG TERM TARGET FINANCIAL MODEL 21 © 2018 XO Group Inc. All Rights Reserved.

SUMMARY INCOME STATEMENT ($M) 3 MONTHS ENDED 12/31/17 (UNAUDITED) 3 MONTHS ENDED 12/31/16 (UNAUDITED) Revenue $42.3 $41.0 Gross Profit $38.8 $37.5 Margin 92% 92% *Adjusted EBITDA $9.2 $9.2 Non - GAAP Net Income $3.5 $3.4 Earnings per Diluted Share $0.02 $0.13 *Non - GAAP Earnings per Diluted Share $0.14 $0.13 Q4 UPDATE *Non - GAAP, please see reconciliation at the end of this presentation SUMMARY BALANCE SHEET ($M) 12/31/17 (UNAUDITED) 12/31/16 (UNAUDITED) Cash and cash equivalents $106.1 $105.7 Other current assets $21.5 $25.4 Total Assets $204.1 $210.2 Debt --- --- Current Liabilities $25.9 $30.4 Total Liabilities $31.0 $35.6 Total Liabilities and Stockholders’ Equity $204.1 $210.2 ● Local online revenue increased 13% year - over - year ● Transactions revenue increased 18% year - over - year ● 22% Q4 2017 adjusted EBITDA margin ● Ended the quarter with $106 million in cash and cash equivalents © 2018 XO Group Inc. All Rights Reserved. 22

Offset

INVESTMENT HIGHLIGHTS

1 Market opportunity is large and unique

- ~$100B total wedding industry market size
- ~$50B spent on local vendors surrounding weddings that replenishes each year*
- ~$10B+ worth of cash and gifts to marrying couples each year

2 XO Group has an attractive business model

- High gross profit and adjusted EBITDA margin model
- Prudent capital allocation strategy.
- Strong balance sheet position with $106M of cash and no debt outstanding as of 12.31.2017

3 XO Group is positioned to capture large growth opportunities

- Local online and transactions revenue equates to 66%** of total revenue up from 46% in 2013
- Local marketplace initiatives will enable us to accommodate many more paying vendors on our platform
- Transaction initiatives will enable us to offer more value to our couples, their guest, and our partners

*Not including honeymoon + engagement ring ** based on total revenue for 2017
The 2017 Knot Market Intelligence Annual Real Weddings Study

© 2017 XO Group Inc. All Rights Reserved. 23

QUESTIONS? Please contact IR@xogrp.com 24 © 2018 XO Group Inc. All Rights Reserved.

RECONCILIATION OF GAAP TO NON - GAAP FINANCIAL MEASURES (UNAUDITED) 25 © 2018 XO Group Inc. All Rights Reserved.

26 © 2018 XO Group Inc. All Rights Reserved. 2015 - 2017 GAAP to Non - GAAP Reconciliation

2012 - 2014 GAAP to Non - GAAP Reconciliation © 2018 XO Group Inc. All Rights Reserved.